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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 8, 2004
                                                --------------------------------

                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)


       Delaware                          0-20190                 14-1673067
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(State or other jurisdic-              (Commission             (IRS Employer
 tion of incorporation)                File Number)          Identification No.)


       2165 Technology Drive, Schenectady, New York                  12308
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         (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (518) 346-7799
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         (Former name or former address, if changed since last report.)


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ITEM 5: OTHER EVENTS.

         On July 12, 2004, Authentidate Holding Corp. ("Authentidate") announced that Mr. John Waters had joined its Board of Directors on July 8, 2004. A press release disclosing the events was released on July 12, 2004 and is filed as
Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report").

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


      The following exhibits are filed herewith:

EXHIBIT NO.                         DESCRIPTION

99.1                                Press release issued by Authentidate Holding
                                    Corp. dated July 12, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2004                            AUTHENTIDATE HOLDING CORP.
                                                (Registrant)

                                                By       /s/John T. Botti
                                                  -------------------------
                                                John T. Botti
                                                Chief Executive Officer


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